FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 1, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                  US Airways, Inc.              53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events

      On March 1, 2001, US Airways Group, Inc. (the "Company") issued a news release regarding first quarter 2001 earnings (see exhibit 99 to this report).

     Certain of the information contained in the news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions; labor costs; financing costs; aviation fuel costs; the anticipated merger of the Company and a subsidiary of UAL Corporation; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation; consumer perceptions of the Company's products; demand for air transportation in the markets in which the Company operates; other operational matters and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                Description
------------                                                   ------------

     99                                                 News release dated March 1, 2001 of US Airways
                                                          Group, Inc.

                                                          (this space intentionally left blank)

    SIGNATURES
                                                                                 --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                                US Airways Group, Inc. (REGISTRANT)

Date: March 1, 2001                                         By: /s/ Anita P. Beier
                                                                                Anita P. Beier
                                                                                Vice President and Controller
                                                                                (Chief Accounting Officer)

                                                                                 US Airways, Inc. (REGISTRANT)

Date: March 1, 2001                                          By: /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

         US AIRWAYS GROUP EXPECTS LOWER FIRST-QUARTER RESULTS

ARLINGTON, Va., March 1, 2001 -- US Airways Group, Inc., today announced that it expects first-quarter earnings per share to be well below the current First Call consensus estimate of a loss of $1.12 per share.

  As stated in the Company's fourth quarter conference call on Jan. 17, 2001, US Airways anticipates revenues to be under pressure for the first quarter of 2001. This pressure has intensified during the first half of the quarter.

  As corporations react to softening economic conditions and declining consumer confidence, the Company is increasingly experiencing weakness in business travel, as seen in the decline of close-in business bookings. US Airways' revenues also continue to be affected by the ever-increasing and significant impact of intense competition both from lower cost and large network carriers in the eastern United States, where the bulk of its operations are located.

  Given the recent revenue trends and the outlook for the balance of the quarter, coupled with continued high fuel costs, the Company now expects earnings per share for the first quarter of 2001 to be well below the current First Call consensus estimate.

 Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, is contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.